SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                               GENTEX CORPORATION
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                           [LOGO GENTEX CORPORATION]

                            600 N. Centennial Street
                            Zeeland, Michigan 49464

                         NOTICE OF 2006 ANNUAL MEETING
--------------------------------------------------------------------------------

         The Annual Meeting of the Shareholders of Gentex Corporation ("the Company"), a Michigan corporation, will be held at The Pinnacle Center, 3330 Highland Drive, Hudsonville, Michigan, on Thursday, May 11, 2006, at 4:30 p.m. EDST, for the following purposes:

        1. To elect three directors as set forth in the Proxy Statement.

        2. To ratify the appointment of Ernst & Young LLP as the Company's auditors for the fiscal year ended December 31, 2006.

        3. To transact any other business that may properly come before the meeting, or any adjournment thereof.

         Shareholders of record as of the close of business on March 17, 2006, are entitled to notice of, to attend, and to vote at the meeting. We are pleased to offer multiple options for voting your shares. As detailed in the "Solicitation of Proxies" section of this notice and Proxy Statement, you can vote your shares via the Internet, by telephone, by mail or by written ballot at the Annual Meeting. We encourage you to use the Internet to vote your shares as it is the most cost-effective method.

         Whether or not you expect to be present at the meeting, you are urged to promptly vote your shares using one of the methods discussed above. If you do attend the meeting and wish to vote in person, you may withdraw your earlier-dated Proxy.


                                              BY ORDER OF THE BOARD OF DIRECTORS
                                              /s/ Connie Hamblin
                                              Connie Hamblin
                                              Secretary

March 29, 2006

                               [GRAPHIC OMITTED]

                               GENTEX CORPORATION

                           600 North Centennial Street
                             Zeeland, Michigan 49464


                       PROXY STATEMENT FOR ANNUAL MEETING
                     OF SHAREHOLDERS TO BE HELD MAY 11, 2006


                              QUESTIONS & ANSWERS



                                PROXY STATEMENT

Why am I receiving this Proxy Statement?

The Company's Board of Directors is soliciting proxies for the 2006 Annual Meeting of Shareholders. You are receiving a Proxy Statement because you owned shares of Gentex common stock on March 17, 2006, which entitles you to notice of, to attend, and to vote at the meeting. By use of a Proxy, you can vote whether or not you plan to attend the meeting. The Proxy Statement describes the matters on which the Board would like you to vote and provides information on those matters so that you can make an informed decision.

The notice of the Annual Meeting, Proxy Statement and Proxy are being mailed to shareholders on or about March 29, 2006.

What will I be voting on?

o       Election of three directors (see pages 6-8).
o Ratify the appointment of Ernst & Young LLP as the Company's auditors for the fiscal year ending December 31, 2006 (see page 22).

The Board of Directors recommends a vote FOR each of the nominees to the Board of Directors, and FOR ratification of the appointment of Ernst & Young LLP as the Company's auditors for the fiscal year ending December 31, 2006.

How do I vote?

You can vote either in person at the Annual Meeting or by Proxy without attending the Annual Meeting. We urge you to vote by Proxy even if you plan to attend the Annual Meeting so that we will know as soon as possible that enough votes will be present for us to hold the meeting. If you attend the meeting in person, you may vote at the meeting and your Proxy will not be counted.

Please note that there are separate telephone and Internet arrangements depending upon whether you are a holder of record [that is, if your shares are registered in your own name with our transfer agent and you have possession of your stock certificate(s)] or whether you hold your shares in "street name" (that is, if your shares are held for you by your bank, broker or other record holder).

Shareholders of record voting by Proxy may use one of the following three options:

o Voting by Internet (log on to https://www.proxyvote.com and follow the directions there). We recommend you vote this way as it is the most cost-effective method; or
o Voting by toll-free telephone (instructions are on the Proxy Card or Voting Instruction Form); or
o Filling out the enclosed Proxy Card or Voting Instruction Form, signing it, and mailing it in the enclosed postage paid envelope.

If you hold your shares in "street name," please refer to the information forwarded by your bank, broker or other holder of record to see which options are available to you.

The telephone and Internet voting facilities for shareholders of record will close at 11:59 p.m. EDST on May 10, 2006. If you vote over the Internet, you may incur costs, such as telephone and Internet access charges, for which you will be responsible. The telephone and Internet voting procedures are designed to authenticate shareholders by the use of control numbers and to allow you to confirm that instructions have been properly recorded.

Can I change my vote?

Yes. At any time before your Proxy is voted at the meeting, you may change your vote by:

o Revoking it by written notice to the Secretary of the Company at the address on the cover of the Proxy Statement;
o       Delivering a later-dated Proxy (including a telephone or Internet vote);
        or
o       Voting in person at the meeting.

If you hold your shares in "street name," please refer to the information forwarded by your bank, broker or other holder of record for procedures on revoking or changing your Proxy.

How many votes do I have?

You will have one vote for every share of common stock that you owned on March 17, 2006.

How many shares are entitled to vote?

There were 153,486,860 shares of Gentex common stock outstanding as of March 17, 2006, and entitled to vote at the meeting. Each share is entitled to one vote.

How many votes must be present to hold the meeting?

Under the Company's Bylaws, a majority of all of the voting shares of the capital stock issued and outstanding as of March 17, 2006, must be present in person or by Proxy to hold the Annual Meeting.

What if I do not vote for some or all the matters listed on my Proxy Card?

If you return a Proxy Card without indicating your vote for some or all of the matters, your shares will be voted as follows for any matter you did not vote on:

o For the approval of the director nominees to the Board listed on the card.
o For ratification of Ernst & Young LLP as the Company's auditors for the fiscal year ended December 31, 2006.

How many votes are needed for the proposals to pass?

o The three nominees for director will be elected by a plurality of the votes cast.
o Ratification of the appointment of Ernst & Young LLP as the Company's auditors for the fiscal year ended December 31, 2006, must be approved by a majority of the votes cast.

What if I vote "abstain?"

A vote to "abstain" on the election of the directors or on the proposal will have no effect on the outcome.

What if I do not return my Proxy Card and do not attend the Annual Meeting?

If you are a holder of record and you do not vote your shares, your shares will not be voted. If you hold your shares in "street name," and you do not give your bank, broker or other holder of record specific voting instructions for your shares, your bank, broker or other holder of record may not be permitted to exercise voting discretion with respect to certain matters to be acted upon.

If you do not give your record holder specific voting instructions and your record holder does not vote on any of the proposals, the votes will be "broker non-votes." "Broker non-votes" will have no effect on the vote for the election of directors or the proposal.

Is my vote confidential?

Proxy instructions, ballots, and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

o       as necessary to meet applicable legal requirements;
o       to allow for the tabulation of votes and certification of the vote; or
o       to facilitate successful Proxy solicitation by our Board.

Occasionally, shareholders provide written comments on their Proxy Cards which are then forwarded to the Company's management.


                                  ANNUAL REPORT

Will I receive a copy of the Company's Annual Report?

Unless you have previously elected to view the Company' Annual Report over the Internet, we have mailed you the Annual Report for the year ended December 31, 2005, with this Proxy Statement. The Annual Report includes the Company's audited financial statements, along with other financial and product information. We urge you to read it carefully.

How can I receive a copy of the Company's Form 10-K?

You may obtain, free of charge, a copy of our Annual Report and/or Form 10-K for the year ended December 31, 2005, which we recently filed with the Securities and Exchange Commission, by writing to:

         Corporate Secretary
         Gentex Corporation
         600 North Centennial Street
         Zeeland, Michigan 49464

You may also obtain a copy of the Company's Annual Report, Form 10-K and other periodic filings with the Securities and Exchange Commission (SEC) on the Company's Internet web site at:
                    http://www.gentex.com/corp_investor.html
The Company's Form 10-K and other SEC filings mentioned above are also available from the SEC's EDGAR database at http://www.sec.gov.


            ELECTRONIC DELIVERY OF PROXY STATEMENT AND ANNUAL REPORT

Can I access the Company's proxy materials and Annual Report electronically?

This Proxy Statement and the 2005 Annual Report are available on the Company's Internet web site at:
                    http://www.gentex.com/corp_investor.html

Most shareholders can elect to view future Proxy Statements and Annual Reports and vote over the Internet instead of receiving paper copies in the mail.

If you are a holder of record, you can choose this option and save the Company the cost of producing and mailing these documents by:

o       Following the instructions provided when you vote over the Internet, or
o Going to https://www.icsdelivery.com/gntx and following the instructions provided.

If you are a holder of record and you choose to view future Proxy Statements and Annual Reports over the Internet, you will receive an e-mail message next year containing the Internet address to access the Company's Proxy Statement and Annual Report. The e-mail also will include instructions for voting over the Internet. Your choice will remain in effect until you tell us otherwise. You do not have to elect Internet access each year.

If you hold your shares in "street name," and choose to view future Proxy Statements and Annual Reports over the Internet and your bank, broker or other holder of record participates in this service, you will receive an e-mail message next year containing the Internet address to use to access the Company's Proxy Statement and Annual Report.

                            HOUSEHOLDING INFORMATION

What is "householding?"

The Company has adopted a procedure called "householding," which has been approved by the Securities and Exchange Commission. Under this procedure, a single copy of the Annual Report and Proxy Statement will be sent to any household at which two or more shareholders reside if they appear to be members of the same family, unless one of the shareholders at the address notifies us that they wish to receive individual copies. This procedure reduces our printing and mailing costs, and fees.

Shareholders who participate in householding will continue to receive separate Proxy Cards.

Householding will not affect dividend check mailings in any way.

If a single copy of the Annual Report and Proxy Statement was delivered to an address that you share with another shareholder, at your request we will promptly deliver a separate copy. Any such requests should be directed to:

         Corporate Secretary
         Gentex Corporation
         600 North Centennial Street
         Zeeland, Michigan 49464

How do I withhold my consent to the householding program?

If you are a holder of record and share an address and last name with one or more holders of record, and you wish to continue to receive separate Annual Reports, Proxy Statements and other disclosure documents, you must withhold your consent by checking the appropriate box on the enclosed Proxy Card and returning it by mail in the enclosed envelope. Even if you vote by telephone or Internet, the enclosed Proxy Card must be returned and marked appropriately to withhold your consent to householding. Please note that if you do not respond by returning the enclosed Proxy Card that householding will start 60 days after the mailing of this notice.

Even if you do not return the Proxy Card to withhold your consent to the householding program, you may revoke your consent at a future date. Please contact Automatic Data Processing, Inc. ("ADP"), either by calling toll free at
(800) 542-1061 or writing to ADP, Householding Department, 51 Mercedes Way, Edgewood, New York 11717. You will be removed from the householding program within 30 days of the receipt of the revocation of your consent.

If you are receiving multiple copies of the Annual Report and Proxy Statement at an address shared with another shareholder, you may also contact ADP to participate in the householding program.

A number of brokerage firms have instituted householding. If you hold shares in "street name," please contact your bank, broker or other holder of record to request information about householding.

SOLICITATION OF PROXIES

        This Proxy Statement is being furnished by mail, or if shareholders have consented, by electronic delivery, on or about March 29, 2006, to the shareholders of Gentex Corporation as of the record date, in connection with the solicitation by the Board of Directors of the Company, of Proxies to be used at the Annual Meeting of Shareholders to be held on Thursday, May 11, 2006, at 4:30 p.m. EDST, at The Pinnacle Center, 3330 Highland Drive, Hudsonville, Michigan.

        Each shareholder as of the record date, as an owner of the Company, is entitled to vote on matters to come before the Annual Meeting. The use of Proxies allows a shareholder of the Company to be represented at the Annual Meeting if he or she is unable to attend in person.

        There are four ways to vote your shares:
        1) By Internet at https://www.proxyvote.com. We encourage you to vote this way.
        2) By toll-free telephone (refer to your Proxy Card or Voting Instruction Form for the correct number).
        3)      By completing and mailing your Proxy Card or Voting Instruction
                Form.
        4)      By written ballot at the Annual Meeting.

        If the form of Proxy accompanying this Proxy Statement is properly executed using any of the methods described above, the shares represented by the Proxy will be voted at the Annual Meeting of Shareholders and at any adjournment of the meeting. Where shareholders specify a choice, the Proxy will be voted as specified. If no choice is specified, the shares represented by Proxy will be voted for the election of all nominees named in the Proxy and to ratify Ernst & Young LLP as the Company's auditors for the fiscal year ending December 31, 2006. These proposals are described in this Proxy Statement. A Proxy may be revoked prior to its exercise by (1) delivering a written notice of revocation to the Secretary of the Company, (2) delivery of a later-dated Proxy including a telephone or Internet vote, or (3) attending the meeting and voting in person.


VOTING SECURITIES AND RECORD DATE

         March 17, 2006, has been fixed by the Board of Directors as the record date for determining shareholders entitled to vote at the Annual Meeting. On that date, 153,486,860 shares of the Company's common stock, par value $.06 per share, were issued and outstanding. Shareholders are entitled to one vote for each share of the Company's common stock registered in their names at the close of business on the record date. Abstentions and broker non-votes are counted for the purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions and broker non-votes are not, however, counted in tabulations of votes cast on proposals presented to shareholders.

ELECTION OF DIRECTORS

        The Company's Articles of Incorporation specify that the Board of Directors shall consist of at least six, but not more than nine members, with the exact number to be determined by the Board. The Board has currently fixed the number of directors at nine. The Articles of Incorporation also specify that the Board be divided into three classes, with the classes to hold office for staggered terms of three years each.

        The majority of the members of the Company's Board of Directors qualify as "independent directors" as determined in accordance with the current listing standards of the NASDAQ National Market ("NASDAQ"). Based on the current NASDAQ listing standards, the Company's Board of Directors has identified and affirmatively determined the following individuals have no material relationships with the Company other than as a director and are independent:
Gary Goode, John Mulder, Rande Somma, Frederick Sotok, Wallace Tsuha and Leo Weber.

        The terms of current board members Fred Bauer, Gary Goode and Leo Weber expire upon the election of the directors to be elected at the Annual Meeting. The Board has nominated Fred Bauer, Gary Goode and J. Terry Moran for election as directors at the Annual Meeting, each to serve a three-year term expiring in 2009.

        1) Messrs. Bauer and Goode were each previously elected as directors by the Company's shareholders in 2003.
        2) J. Terry Moran has been nominated for election as a director for the first time. Based on information provided by Mr. Moran to the Board of Directors, the Board has affirmatively determined that Mr. Moran has no material relationships with the Company and will qualify as an independent director under the current NASDAQ listing standards, if elected. Prior to the current year, Mr. Moran has provided legal services to the Company through Varnum, Riddering, Schmidt & Howlett LLP ("VRSH"). Although Mr. Moran remains "of counsel" to VRSH, the Company's outside legal counsel, since his retirement as a partner in 2000 he receives only those nominal benefits accorded to retired partners under that firm's partnership agreement and compensation for services rendered to the firm on an hourly basis (less than $7,000 during 2005). The Board does not believe these nominal benefits will have any impact on Mr. Moran's independence if elected (especially since Mr. Moran has not shared profits in VRSH since 2000). If elected, Mr. Moran will not provide any legal services to the Company, and will act solely in the capacity as a director. Mr. Goode, a member of the Company's Nominating Committee, recommended Mr. Moran to the Nominating Committee as a potential candidate for nomination for election as a director.

        Unless otherwise specifically directed by a shareholder's marking on the Proxy Card, or in directions given either via the Internet or telephone, the persons named as Proxy voters in the accompanying Proxy will vote for the nominees described below. If any of these nominees becomes unavailable, which is not now anticipated, the Board may designate a substitute nominee, under the recommendation of the Nominating Committee, in which case the accompanying Proxy will be voted for the substituted nominee. Proxies cannot be voted for a greater number of persons than the number of nominees named.

         A plurality of votes cast by shareholders at the meeting is required to elect directors of the Company under Michigan law. Accordingly, the three nominees who receive the largest number of affirmative votes will be elected, regardless of the number of votes received. Broker non-votes, votes withheld, and votes cast against any nominee will not have a bearing on the outcome of the election. Votes will be counted by Inspectors of Election appointed by the presiding officer at the Annual Meeting.

         The Board of Directors recommends a vote FOR the election of all persons nominated by the Board.

         The content of the following table relating to age and business experience is based upon information furnished to the Company by the nominees and directors, as of March 1, 2006.

--------------------------------------------------------------------------------
     Name, (Age) and Position              Business Experience Past Five Years
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                      Nominees for Terms to Expire in 2009
--------------------------------------------------------------------------------
----------------------------------- --------------------------------------------
Fred Bauer (63)                     Mr. Bauer is the Chairman and Chief
  Director since 1981               Executive Officer of Gentex Corporation,
                                    and he has held that position  for more
                                    than five  years. Mr. Bauer serves on the
                                    Board's Executive Committee.
----------------------------------- --------------------------------------------
----------------------------------- --------------------------------------------
Gary Goode (61)                     Mr. Goode is the Chairman of Titan
  Director since 2003               Distribution LLC, a Granger, Indiana,
                                    company that offers consulting and
                                    distribution services related to structural
                                    adhesives, and has held that position since
                                    2004. He was previously employed at Arthur
                                    Andersen LLP ("Andersen") for 29 years,
                                    including 11 years as the managing partner
                                    of its West Michigan practice, until his
                                    retirement in March 2001. During  his
                                    public accounting career, Mr. Goode had
                                    extensive experience working with suppliers
                                    to the automotive industry. He has provided
                                    consulting services  since his  retirement
                                    from  Andersen. Mr. Goode is the Audit
                                    Committee Chairman and a director of
                                    Universal Forest Products, Inc. He is the
                                    Chairman of the Gentex Corporation Board's
                                    Audit Committee, and serves on the Board's
                                    Compensation and Nominating Committees.
----------------------------------- --------------------------------------------
----------------------------------- --------------------------------------------
J. Terry Moran (64)                 Mr. Moran has been "of counsel" (essentially
                                    a retired  partner with no equity interest)
                                    to the law firm of Varnum, Riddering,
                                    Schmidt & Howlett, Grand Rapids, Michigan,
                                    since his retirement in 2000. Prior to his
                                    retirement, he was a partner in that firm
                                    for more than 25 years, specializing in
                                    general business, securities and antitrust
                                    law matters, representing numerous publicly
                                    and  privately held clients, including
                                    Gentex Corporation.
----------------------------------- --------------------------------------------
--------------------------------------------------------------------------------
                      Directors Whose Terms Expire in 2008
--------------------------------------------------------------------------------
----------------------------------- --------------------------------------------
Arlyn Lanting (65)                  Mr. Lanting is the Vice President-Finance
  Director since 1981               of Aspen Enterprises,Ltd., Grand Rapids, MI
                                    (investments), and he has held that position
                                    for more than five years. Mr.Lanting serves
                                    on the Board's Executive Committee.
----------------------------------- --------------------------------------------
----------------------------------- --------------------------------------------
Kenneth La Grand (65)               Mr. La Grand was the Executive Vice
  Director since 1987               President of Gentex Corporation from
                                    September 1987 to January 2003. Mr. La
                                    Grand is also a director of Clarion
                                    Technologies, Inc. Mr La Grand serves  on
                                    the  Board's Executive Committee.
----------------------------------- --------------------------------------------
----------------------------------- --------------------------------------------
Rande Somma (54)                    Mr. Somma was the  President of  Automotive
  Director since 2005               Operations - Worldwide, at Johnson Controls
                                    from 2002-2003, and was President of
                                    Automotive Operations - North America
                                    from 2000-2002. Prior to that date and since
                                    1988, Mr. Somma held several different
                                    managerial positions in the Automotive
                                    Systems Group at Johnson Controls. Johnson
                                    Controls is a global market leader in
                                    automotive systems and facility management
                                    and control. In the automotive market, it
                                    is a major supplier of integrated seating
                                    and interior systems and batteries.
----------------------------------- --------------------------------------------
                      Directors Whose Terms Expire in 2007
----------------------------------- --------------------------------------------
Frederick Sotok (71)                Mr. Sotok was Executive Vice President and
  Director since 2000               Chief Operating Officer of Prince
                                    Corporation (manufacturer of automotive
                                    interior parts that was acquired by Johnson
                                    Controls in 1996) from  October  1977 to
                                    October 1996. Mr. Sotok is also a director
                                    of Clarion Technologies, Inc. Mr. Sotok is
                                    Chairman of the Board's Compensation and
                                    Nominating Committees, and serves on the
                                    Board's Audit Committee.
----------------------------------- --------------------------------------------
----------------------------------- --------------------------------------------
John Mulder (69)                    Mr. Mulder was the Vice President-Customer
  Director since 1992               Relations  of  Gentex Corporation from
                                    February 2000 to June 2002. Previously, he
                                    was Senior Vice President-Automotive
                                    Marketing from September 1998 to February
                                    2000. Prior to September 1998, he was
                                    Vice President - Automotive Marketing of
                                    Gentex Corporation for more than five years.
----------------------------------- --------------------------------------------
----------------------------------- --------------------------------------------
Wallace Tsuha (62)                  Mr. Tsuha is Chairman and Chief Executive
  Director since 2003               Officer of Saturn Electronics & Engineering,
                                    Inc. in Auburn  Hills, Michigan, and he has
                                    held that position for more than five years.
                                    Saturn  Electronics is a global supplier of
                                    automotive electronics, electrical wiring,
                                    and electro-mechanical  products to original
                                    equipment  manufacturers (OEMs) and  their
                                    first  tier  suppliers. Mr. Tsuha serves on
                                    the  Board's Compensation Committee.
----------------------------------- --------------------------------------------

        Arlyn Lanting and Kenneth La Grand are brothers-in-law. There are no other family relationships between the nominees, directors and executive officers of the Company. Kenneth La Grand and Frederick Sotok both sit on the Board of Directors of Clarion Technologies, Inc.

                              CORPORATE GOVERNANCE

        The Company operates within a comprehensive plan of corporate governance for the purpose of defining responsibilities, setting high standards of professionalism and personal conduct, and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance.

        The Board of Directors has an Executive Committee, an Audit Committee, a Nominating Committee and a Compensation Committee, and may also appoint other committees from time to time. Other than the Executive Committee, each committee has a written charter. All such charters, as well as any documents marked with an asterisk (*) in this "Corporate Governance" section of this Proxy Statement, are available on the Company's internet web site at http://www.gentex.com/corp_investor.html under "Corporate Governance". Any of these documents will be provided in print to any shareholder who submits a request in writing to the Corporate Secretary, Gentex Corporation, 600 North Centennial Street, Zeeland, MI 49464.

        Each member of the Board of Directors is expected to make a reasonable effort to attend all meetings of the Board of Directors, all applicable committee meetings, and each annual meeting of shareholders. While no formal policy with respect to attendance has been adopted, attendance at these meetings is encouraged and expected. All members of the Board of Directors attended the 2005 Annual Meeting of Shareholders, except Mr. La Grand, who was traveling in Europe, including visiting the Company's office in Germany. Each of the current members of the Board of Directors and Mr. Moran, a nominee for election as a director, are expected to attend the 2006 Annual Meeting of Shareholders. During 2005, the Board of Directors met on five occasions. All incumbent directors attended at least 75 percent of the aggregate number of meetings of the Board and Board committees on which they served.

Independent Directors

  o In accordance with NASDAQ's corporate governance rules, in order for a director to qualify as "independent," the Board of Directors must affirmatively determine that the director has no material relationship with the Company that would impair the director's independence. The Board of Directors has affirmatively determined a majority of its members are independent, and they include Messrs. Goode, Mulder, Somma, Sotok, Tsuha and Weber. Based on the information provided by Mr. Moran to the Board, and as discussed above, the Board has affirmatively determined that Mr. Moran will qualify as an independent director under the current NASDAQ listing standards, if elected.
  o A meeting of the independent directors, separate from management, is an agenda item at each Board of Directors meeting. During 2005, the independent directors met on five occasions.

Audit Committee

  o During the entire fiscal year ending December 31, 2005, the Company's Audit Committee included Messrs. Goode, Sotok and Weber, and met five times during that period. Information regarding the functions performed by the Committee is set forth in the following "Report of the Audit Committee."
  o The Board of Directors has affirmatively determined that all members of the Audit Committee meet the appropriate tests for independence, including those set forth in the NASDAQ corporate governance rules.
  o All Audit Committee members possess the required level of financial literacy and the Board of Directors has determined that at least one member of the Audit Committee, Mr. Goode, meets the current standard of audit committee financial expert as required by the Sarbanes-Oxley Act.
  o The Gentex Corporation Audit Committee Charter (*) is attached as Appendix A to this Proxy Statement.
  o     The Company's independent auditors report directly to the Audit
        Committee.
  o The Audit Committee, consistent with the Sarbanes-Oxley Act and the rules adopted thereunder, meets with management and the auditors prior to the filing of officer certifications with the SEC to receive information concerning, among other things, any significant deficiencies in the design or operation of internal controls.
  o The Audit Committee's policy regarding the pre-approval of audit and non-audit services provided by the Company's independent auditors is outlined in a document called "Revised Audit Committee Procedures for Approval of Audit and Non-Audit Services by Independent Auditors," which is attached as Appendix B to this Proxy Statement.
  o The Audit Committee has adopted a policy titled "Complaint Procedures for Accounting and Auditing Matters" (*) to enable confidential and anonymous reporting to the Audit Committee.

Compensation Committee

  o During the fiscal year ended December 31, 2005, the Company's Compensation Committee was comprised of Messrs. Sotok, Goode and Tsuha, and met six times during that period. The Compensation Committee is responsible for administering the Company's stock-based incentive plans and supervising other compensation arrangements for executive officers of the Company.
  o The Board of Directors has affirmatively determined that all members of the Compensation Committee meet the appropriate tests for independence, including those set forth in the NASDAQ corporate governance rules.

Nominating Committee

  o     During the fiscal year ended December 31, 2005, the Company's
        Nominating Committee was comprised of Messrs. Sotok and Goode, and met two times during that period. The Nominating Committee is responsible for identifying and recommending qualified individuals to serve as members of the Company's Board of Directors.
  o The Board of Directors has affirmatively determined that all members of the Nominating Committee meet the appropriate tests for independence, including those set forth in the NASDAQ corporate governance rules.
  o The Nominating Committee has adopted certain procedures contained in a document called "Selection Process for New Board Candidates" (*) to consider candidates for director nominees.
  o The Nominating Committee's process for identifying and considering candidates to be nominated as directors and minimum qualifications for candidates is contained in a document called "Position Profile: Member of the Board of Directors" (*).
  o The Nominating Committee has not yet paid any third party a fee to assist in identifying and evaluating nominees, but has the authority to do so.
  o The Nominating Committee has not, to date, received any potential director candidates for nomination from any shareholder that beneficially owns more than five (5) percent of the Company's common stock.
  o The Nominating Committee considers suggestions from many sources, including shareholders, regarding possible candidates for the Board of Directors. If you want to recommend a director candidate, you may do so in accordance with the Company's procedures or the Company's Articles of Incorporation. If a shareholder desires to recommend a candidate for consideration by the Nominating Committee for inclusion in the Company's 2007 Proxy Statement as a Board nominee, that recommendation should be submitted in writing, together with appropriate biographical information, to the Chairman of the Nominating Committee, c/o Corporate Secretary's Office, Gentex Corporation, 600 North Centennial Street, Zeeland, Michigan 49464. Any such nominations must be received by the Chairman of the Nominating Committee by no later than November 30, 2006, to allow adequate time for consideration of the nominee. Other nominations by shareholders for any directorship may be submitted to the Board of Directors by written notice within the time periods set forth in the Company's Articles of Incorporation, which must include certain biographical information. In general, a written notice must be timely received and contain all information required to be disclosed in a solicitation of proxies for elections of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, in addition to other information.
  o In accordance with the above-referenced Selection Process for New Board Candidates and the Position Profile, the independent directors approved the slate of nominees standing for election at the 2006 Annual Meeting of Shareholders, including Mr. Moran, who has not previously been nominated for election, and recommended the same to the entire Board of Directors.

Executive Committee

o The Company has an Executive Committee comprised of Messrs. Bauer, Lanting and La Grand. The Executive Committee is authorized to act on behalf of the Board on all corporate actions for which applicable law does not require participation by the full Board. In practice, the Executive Committee acts in place of the full Board only when emergency issues or scheduling make it difficult or impracticable to assemble the full Board. All actions taken by the Executive Committee must be reported at the next Board meeting. This committee met once during the fiscal year ended December 31, 2005.
o The Executive Committee does not take any action which must be approved by the independent directors or a committee made up of only independent directors under applicable laws, rules and regulations.

Codes

o The Board of Directors has adopted a "Code of Ethics for Certain Senior Officers" (*) that applies to the Company's chief executive officer, principal financial officer and treasurer. Information concerning any alleged violations is to be reported to the Audit Committee.
o The Company has also adopted a "Code of Business Conduct and Ethics" (*). This Code applies to all directors, officers and employees of the Company.
o     No waivers of either of the foregoing codes has occurred to date.

Shareholder Communication with Members of the Board of Directors

o You may contact any of our directors by writing them: Board of Directors, c/o Corporate Secretary's Office, Gentex Corporation, 600 North Centennial, Zeeland, Michigan 49464. Employees and others who wish to contact the Board or any member of the Audit Committee may do so anonymously, if they wish, by using this address. Such correspondence will not be screened and will be forwarded in its entirety.

Personal Loans to Executive Officers and Directors

o The Company complies with and will operate in a manner consistent with an act of legislation outlawing extensions of credit in the form of personal loans to or for its directors and executive officers.

Director and Executive Officer Stock Transactions

o Under the regulations of the Securities and Exchange Commission (SEC), directors and executive officers are required to file notice with the SEC within two (2) business days of any purchase or sale of the Company's stock. Information on filings made by any of our directors or executive officers can be found on the Company's web site at http://www.gentex.com/corp_investor.html under "SEC Filings."

                         Report of the Audit Committee

        The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities for management's conduct of the Company's accounting and financial reporting processes and the Company's system of internal controls regarding finance, accounting, legal compliance, and ethics. The Audit Committee's function is more fully described in its Charter, which the Board has adopted and is attached as Appendix A to this Proxy Statement. The Audit Committee reviews this Charter on an annual basis. The Board annually reviews the NASDAQ listing standards' definition of independence for audit committee members and has determined that each member of the Audit Committee meets that standard.

        Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company's independent auditors, Ernst & Young, LLP, are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

        Pursuant to a meeting of the Audit Committee on February 15, 2006, the Audit Committee reports that it has: (i) reviewed and discussed the Company's audited financial statements with management; (ii) discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU ss. 380); and (iii) received written disclosures and the letter from Ernst & Young LLP required by Independence Standards No. 1, Independence Discussions with Audit Committees, and discussed with the auditors the auditor's independence. Based on the review and discussions referred to in Items (i)-(iii) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

        The Audit Committee has selected Ernst & Young LLP as the Company's independent auditors for the year ending December 31, 2006, and has submitted the same to the shareholders for ratification at the Annual Meeting.

        This report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any of the other Company filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically requests that the information be treated as soliciting material or specifically incorporates this report by reference therein.

                                        Audit Committee:   Gary Goode, Chairman
                                                           Fred Sotok
                                                           Leo Weber


February 15, 2006

SECURITIES OWNERSHIP OF MANAGEMENT

         The following table contains information with respect to ownership of the Company's common stock by all directors, nominees for election as directors, executive officers named in the tables under the caption "Executive Compensation," and all directors and executive officers as a group. The content of this table is based upon information supplied by the Company's executive officers, directors and nominees for election as directors, and represents the Company's understanding of circumstances in existence as of March 1, 2006.


                                                             Amount and Nature of Ownership
           ------------------------------------------- --------------------------------------------- ------------------
                                                         Shares Beneficially        Exercisable            Percent
           Name of Beneficial Owner                           Owned (1)             Options (2)            of Class
           ------------------------------------------- ------------------------ -------------------- ------------------
           ------------------------------------------- ------------------------ -------------------- ------------------

           Dennis Alexejun                                        168,400               132,010                *
           ------------------------------------------- ------------------------ -------------------- ------------------
           ------------------------------------------- ------------------------ -------------------- ------------------

           Fred Bauer                                           6,488,612               867,000              4.2%
           ------------------------------------------- ------------------------ -------------------- ------------------
           ------------------------------------------- ------------------------ -------------------- ------------------

           John Carter                                            171,352               124,664                *
           ------------------------------------------- ------------------------ -------------------- ------------------
           ------------------------------------------- ------------------------ -------------------- ------------------

           Garth Deur                                             148,200               113,000                *
           ------------------------------------------- ------------------------ -------------------- ------------------
           ------------------------------------------- ------------------------ -------------------- ------------------

           Gary Goode                                              41,176                34,176                *
           ------------------------------------------- ------------------------ -------------------- ------------------
           ------------------------------------------- ------------------------ -------------------- ------------------

           Enoch Jen                                              241,754               134,882                *
           ------------------------------------------- ------------------------ -------------------- ------------------
           ------------------------------------------- ------------------------ -------------------- ------------------

           Arlyn Lanting                                        1,224,000 (3)           152,000                *
           ------------------------------------------- ------------------------ -------------------- ------------------
           ------------------------------------------- ------------------------ -------------------- ------------------

           Kenneth La Grand                                       508,608 (4)            30,000                *
           ------------------------------------------- ------------------------ -------------------- ------------------
           ------------------------------------------- ------------------------ -------------------- ------------------

           J. Terry Moran                                          32,000                     0                *
           ------------------------------------------- ------------------------ -------------------- ------------------
           ------------------------------------------- ------------------------ -------------------- ------------------

           John Mulder                                            191,920                41,212                *
           ------------------------------------------- ------------------------ -------------------- ------------------
           ------------------------------------------- ------------------------ -------------------- ------------------

           Rande Somma                                              9,013                 6,000                *
           ------------------------------------------- ------------------------ -------------------- ------------------
           ------------------------------------------- ------------------------ -------------------- ------------------

           Frederick Sotok                                         60,668 (5)           45,500                 *
           ------------------------------------------- ------------------------ -------------------- ------------------
           ------------------------------------------- ------------------------ -------------------- ------------------

           Wallace Tsuha                                           25,852                23,852                *
           ------------------------------------------- ------------------------ -------------------- ------------------
           ------------------------------------------- ------------------------ -------------------- ------------------

           Leo Weber                                              157,600               112,000                *
           ------------------------------------------- ------------------------ -------------------- ------------------
           ------------------------------------------- ------------------------ -------------------- ------------------
           All directors and executive officers
                as a group (14 persons)                         9,469,155             1,816,296              6.1%
           ------------------------------------------- ------------------------ -------------------- ------------------

  *Less than one percent.

  (1) Except as otherwise indicated by footnote, each named person claims sole voting and investment power with respect to the shares indicated.
  (2) This column reflects shares subject to options exercisable within 60 days, and these shares are included in the column captioned "Shares Beneficially Owned."
  (3) Includes 800,000 shares owned of record by Aspen Enterprises, Ltd., of which Mr. Lanting is a director, officer and substantial shareholder, and Mr. Lanting disclaims beneficial ownership of those shares.
  (4)   Includes 66,000 shares held in a trust established by Mr. La
        Grand's spouse, and Mr. La Grand disclaims beneficial ownership of those shares. Also includes 43,033 shares held in trust by Mr. La Grand's spouse for Mr. La Grand's grandchildren, and Mr. La Grand disclaims beneficial ownership of these shares.
  (5) Includes 174 shares owned by Mr. Sotok's spouse through a partnership, and Mr. Sotok disclaims beneficial ownership of these shares.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table contains information with respect to ownership of the Company's common stock by persons or entities that are beneficial owners of more than five percent of the Company's voting securities. The information contained in this table is based on information contained in Schedule 13G furnished to the Company.

Name and Address                         Amount and Nature of
Of Beneficial Owner                      Beneficial Ownership  Percent of Class
-------------------                      --------------------  ----------------
Capital Research and Management Company      15,430,000              9.9%
333 South Hope Street
Los Angeles, CA 90071

T. Rowe Price Associates, Inc.*               8,972,160              5.7%
100 E. Pratt Street
Baltimore, MD   21202

*These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. (Price Associates) serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

                  --------------------------------------------


EXECUTIVE COMPENSATION

        The following table contains information regarding compensation paid by the Company for each of the last three fiscal years to its chief executive officer and the Company's four most highly compensated executive officers other than the chief executive officer.


                                                       Summary Compensation Table
           --------------------------------------------------------------------------------------------------------------------
           ------------------- -------- --------------------------- ----------------------------------------- -----------------
                                                                                   Long-Term
                                                                                  Compensation
           ------------------- -------- --------------------------- ----------------------------------------- -----------------
           ------------------- -------- --------------------------- ------------------------------ ---------- -----------------
                                           Annual Compensation                 Awards               Payouts      All Other
                                                                                                                Compensation
                                                                                                                 ($)(2)(3)
           ------------------- -------- --------------------------- ------------------------------ ---------- -----------------
           ------------------- -------- ---------- -------- ------- --------------- -------------- ---------- -----------------
                                                                      Restricted      Securities
           Executive            Year     Salary     Bonus    Other       Stock        Underlying       LTP
                                ($)       ($)        ($)              Award($)(1)     Options (#)      ($)
           ------------------- -------- ---------- -------- ------- --------------- -------------- ---------- -----------------
           ------------------- -------- ---------- -------- ------- --------------- -------------- ---------- -----------------

           Fred Bauer           2005    364,000    69,231                 --            98,000                      9,438
           Chairman and CEO     2004    357,105    75,523                 --           189,000                      7,638
                                2003    334,072    76,461                 --           180,000                      6,684
           ------------------- -------- ---------- -------- ------- --------------- -------------- ---------- -----------------
           ------------------- -------- ---------- -------- ------- --------------- -------------- ---------- -----------------
           Garth Deur           2005    226,098    77,754                 --            26,000                     20,920
           Executive Vice       2004    215,818    83,329                 --            49,440                     18,384
           President            2003    201,202    80,579              464,400          46,200                      6,954
           ------------------- -------- ---------- -------- ------- --------------- -------------- ---------- -----------------
           ------------------- -------- ---------- -------- ------- --------------- -------------- ---------- -----------------
           Dennis Alexejun      2005    181,649    47,550                 --            17,000                     12,492
           Vice President,      2004    177,530    37,578              191,070          32,380                      8,889
           North American       2003    166,322    48,076                 --            31,120                      5,481
           Automotive
           Marketing
           ------------------- -------- ---------- -------- ------- --------------- -------------- ---------- -----------------
           ------------------- -------- ---------- -------- ------- --------------- -------------- ---------- -----------------
           John Carter          2005    195,810    43,242                 --            17,020                     15,552
           Vice President,      2004    189,955    66,113                 --            32,420                     13,840
           Mechanical           2003    177,402    64,721              286,578          30,880                      6,754
           Engineering
           ------------------- -------- ---------- -------- ------- --------------- -------------- ---------- -----------------
           ------------------- -------- ---------- -------- ------- --------------- -------------- ---------- -----------------
           Enoch Jen            2005    159,495    45,335                 --            40,400                     20,571
           Vice President,      2004    151,440    48,660              379,800          38,400                     13,510
           Finance              2003    132,095    59,923                 --            36,600                      7,581
           ------------------- -------- ---------- -------- ------- --------------- -------------- ---------- -----------------

(1) Represents the aggregate market value at the date of grant for shares of common stock awarded under the Company's Restricted Stock Plan. Assuming continued employment with the Company, restrictions on shares lapse upon the expiration of five years from the date of grant. Dividends are and will be paid on these shares if, and to the same extent, paid on the Company's common stock. At the close of the Company's fiscal year, the following officers held the following number of restricted shares with the corresponding net market values: Garth Deur - 21,600 shares for $421,200; Dennis Alexejun - 21,000 shares for $409,500, John Carter - 18,700 shares for $364,650, and Enoch Jen - 33,000 shares for $643,500.
(2) These amounts represent the sum of restricted stock dividends, "matching" contributions by the Company pursuant to its 401(k) Plan and annual premiums for term life insurance attributed to each named executive officer.
(3) These amounts exclude the personal use of Company automobiles by Messrs. Bauer, Deur, Alexejun and Carter, pursuant to the Company's policy for use of such vehicles, and membership fees at two local country clubs for Messrs. Deur and Alexejun. Such amounts are below the threshold set forth in Item 402(b)(2)(iii)(C) of Regulation S-K. Amounts for the personal use of Company automobiles are, however, included in the named executives' taxable compensation to the extent applicable. Also excluded is personal use of Company aircraft, which the Company makes available to its executives when personal use does not conflict with any business purpose for the aircraft. However, the executive is required to reimburse the Company for its incremental cost for such use.
                 ---------------------------------------------

        The following table contains information regarding stock options granted to the above-named executive officers during the preceding fiscal year.


                                                  Option Grants in Last Fiscal Year
           ------------------------------------------------------------------------------------------------------
           ------------------ -----------------------------------------------------------------------------------

                                                         Individual Grants
                              -----------------------------------------------------------------------------------
           ------------------ ------------- ------------------- --------------- ---------------- ----------------
                               Number of    Percent of Options     Exercise       Expiration       Grant Date
                              Securities,           to              Price            Date         Present Value
                               Underlying      All Employees       ($/sh)(2)                          ($)(3)
                                Options
           Executive             (#)(1)
           ------------------ ------------- ------------------- --------------- ---------------- ----------------
           ------------------ ------------- ------------------- --------------- ---------------- ----------------

           Fred Bauer            98,000            5.0%             18.03           8/11/12          415,226
           ------------------ ------------- ------------------- --------------- ---------------- ----------------
           ------------------ ------------- ------------------- --------------- ---------------- ----------------

           Garth Deur            26,000            1.3%             19.50          12/27/12          128,895
           ------------------ ------------- ------------------- --------------- ---------------- ----------------
           ------------------ ------------- ------------------- --------------- ---------------- ----------------

           Dennis Alexejun       17,000            0.9%             17.13           9/29/12          66,633
           ------------------ ------------- ------------------- --------------- ---------------- ----------------
           ------------------ ------------- ------------------- --------------- ---------------- ----------------

           John Carter           17,020            0.9%             18.20           6/30/12          104,995
           ------------------ ------------- ------------------- --------------- ---------------- ----------------
           ------------------ ------------- ------------------- --------------- ---------------- ----------------

           Enoch Jen             40,400            2.0%             15.93           3/30/12          220,544
           ------------------ ------------- ------------------- --------------- ---------------- ----------------

(1) These options become exercisable, so long as employment with the Company continues, for twenty percent of the shares on each anniversary of the grant date commencing with the first anniversary of the grant date.

(2) The exercise price may be paid in cash, in shares of the Company's common stock, and/or by the surrender of exercisable options valued at the difference between the exercise price and the market value of the underlying shares.

(3) Based on the Black-Scholes option valuation model, assuming volatility of 36 percent, a risk-free rate of return equal to seven-year treasury bonds, a dividend yield, where applicable, of 2.0%, and an exercise date of seven years after grant. This model is an alternative suggested by the Securities and Exchange Commission, and the Company neither endorses this particular model, nor necessarily agrees with this method for valuing options. The ultimate value of options will depend on the Company's success, as reflected by an increase in the price of its shares, which will inure to the benefit of all shareholders.
                 ---------------------------------------------

        The following table contains information regarding the exercise of options during the preceding fiscal year by the above-named executives, as well as unexercised options held by them at fiscal year-end.

                                    Aggregated Option Exercises in Last Fiscal Year and Year-end Values
           --------------------------------------------------------------------------------------------------------------------
           -------------------------------------------- ---------------------- ------------------ -----------------------------

                                                                Number of Securities
                                    Shares                     Underlying Unexercised             Value of Unexercised
                                 Acquired on      Value           Options at Fiscal             In-the-Money Options at
                                 Exercise (#)    Realized           Year-End (#)                  Fiscal Year-End ($)
                                                                    ------------                  -------------------
           Executive                               ($)
           --------------------- ------------- ------------- ---------------------------- -------------------------------------
                                                              Exercisable  Unexercisable     Exercisable        Unexercisable
           --------------------- ------------- ------------- ------------- -------------- ------------------- -----------------

           Fred Bauer              100,000      1,125,250       867,000     194,000           4,104,100              648,860
           --------------------- ------------- ------------- ------------- -------------- ------------------- -----------------
           --------------------- ------------- ------------- ------------- -------------- ------------------- -----------------

           Garth Deur               68,640        332,350       113,000      33,200             220,474               43,308
           --------------------- ------------- ------------- ------------- -------------- ------------------- -----------------
           --------------------- ------------- ------------- ------------- -------------- ------------------- -----------------

           Dennis Alexejun           8,000         78,176       132,010      34,396             616,709              144,805
           --------------------- ------------- ------------- ------------- -------------- ------------------- -----------------
           --------------------- ------------- ------------- ------------- -------------- ------------------- -----------------

           John Carter               7,148         31,076       124,664      52,908             492,692              205,189
           --------------------- ------------- ------------- ------------- -------------- ------------------- -----------------
           --------------------- ------------- ------------- ------------- -------------- ------------------- -----------------

           Enoch Jen                34,400        223,131       105,922      82,880             227,988              403,241
           --------------------- ------------- ------------- ------------- -------------- ------------------- -----------------

        The following table summarizes securities issued and to be issued under the Company's equity compensation plans as of December 31, 2005:


                                                    Equity Compensation Plan Summary
           --------------------------------------------------------------------------------------------------------------------
           -------------------------------------------- ---------------------- ------------------ -----------------------------
           Plan Category                                                                              Number of securities
                                                                               Weighted average       available for future
                                                        Number of securities    exercise price       issuance under equity
                                                          to be issued upon     of outstanding         compensation plans
                                                             exercise of           options,          (excluding securities
                                                        outstanding options,     warrants and        reflected in the first
                                                         warrants and rights        rights                  column)
           -------------------------------------------- ---------------------- ------------------ -----------------------------
           -------------------------------------------- ---------------------- ------------------ -----------------------------

                                                              11,465,615                 $15.688           15,813,463
           Equity compensation Plans approved by
           Shareholders
           -------------------------------------------- ---------------------- ------------------ -----------------------------
           -------------------------------------------- ---------------------- ------------------ -----------------------------
                                                                    --                        --               --
           Equity Compensation Plans not approved by
           Shareholders
           -------------------------------------------- ---------------------- ------------------ -----------------------------
           -------------------------------------------- ---------------------- ------------------ -----------------------------
           Total                                              11,465,615                 $15.668           15,813,463
           -------------------------------------------- ---------------------- ------------------ -----------------------------

                          Executive Compensation Report


        Responsibility. Responsibility for the Company's executive compensation program has been delegated by the Board of Directors to the Compensation Committee. The Compensation Committee is currently comprised of three members, each of whom the Board has determined meets the appropriate tests for independence for Compensation Committee members under the NASDAQ listing standards. The Compensation Committee operates under and in accordance with its Charter and is appointed by the Board to help the Board discharge its responsibilities related to compensation of the Company's executives.

        Compensation Philosophy and Practice. The executive compensation program is composed of three elements: base salary, annual bonus, and stock-based incentives. These elements are utilized to accomplish several objectives:

o       Provide the means to attract motivate and retain management personnel.
o Provide long-term success by focusing on continued technical development and improving customer satisfaction.
o Provide base salary compensation that is competitive in the market for managerial talent.
o Provide annual bonus compensation reflective of both individual achievement and overall Company performance.
o Provide stock-based incentive compensation that focuses on long-term Company performance and aligning the interests of management with the interests of shareholders.

        Base Pay Levels. Base compensation for executive officers is predicated primarily on competitive circumstances for managerial talent and positions reflecting comparable responsibility. Historically, base salaries for executive officers have been relatively low, and stock-based incentives have received more emphasis reflecting the entrepreneurial, high-growth rate stage of the Company's development. The Compensation Committee reviews compensation survey information, textual materials regarding executive compensation strategies, the past and expected contributions of the executive officers, comparisons of management compensation to nonmanagement compensation, and other available data in determining recommendations for base salary. With respect to the CEO, the performance of the management team assembled and led by him is also a factor.

        Bonuses. Annual bonus compensation for executive officers is composed of two elements: payments under the Company's Profit-Sharing Bonus Plan and discretionary, performance bonuses. All employees of the Company, including the CEO and executive officers, are eligible to share in the Company's Profit-Sharing Bonus Plan after the first three months of employment. A percentage of pretax income, in excess of an established threshold for shareholder return on equity, is distributed quarterly to eligible employees. In addition, discretionary, performance bonuses are paid to various managerial employees, including the executive officers, based upon individual performance during the year and overall performance of the Company during the year.

        Stock-Based Incentives. The stock-based incentive compensation is intended to align the interests of shareholders and management by making the managers shareholders in a significant amount, and providing them appropriate incentives to achieve Company successes which will hopefully lead to increases in the price of the Company's shares.

        CEO and Executive Officers. The Compensation Committee has reviewed all aspects of the Chief Executive Officer's ("CEO") compensation and the executive officers' compensation, including base pay levels, bonuses, and stock-based incentives, as well as perquisites (as described in the footnotes to the Summary Compensation Table above). A summary sheet is prepared for the

Compensation Committee with respect to CEO and executive officers each year showing for each such officer their annual review quarter, annual base pay, profit-sharing bonus, discretionary bonus, stock option grants, and restricted stock grants. With respect to the CEO, each director completes a CEO evaluation form and the CEO completes a self-evaluation form. The Compensation Committee and the full Board of Directors then review those forms, discuss the review with the CEO, establish CEO compensation, and establish objectives for the next year based on the Company's compensation philosophy and practices. With respect to executive officers, the CEO provides input concerning base pay levels, bonuses (predicted approximately one-half on the executive officer's achievement and contributions to the Company's success and one-half on overall Company performance),and stock-based incentive awards.

        Based on the foregoing, the Compensation Committee finds the CEO's and the executive officers' total compensation in the aggregate to be reasonable and not excessive. The Compensation Committee has approved the CEO's and executive officers' compensation, and will recommend and/or approve all such future compensation in accordance with the Compensation Committee Charter.




        Compensation Committee Members:             Fred Sotok, Chairman
                                                    Gary Goode
                                                    Wallace Tsuha



February 16, 2006

                             Stock Performance Graph

        The following graph depicts the cumulative total return on the Company's common stock compared to the cumulative total return on The NASDAQ Stock Market(R) index (all U.S. companies) and the Dow Jones Index for Automobile Parts and Equipment Companies (excluding tire and rubber makers). assumes an investment of $100 on the last trading day of 2000, and The graph reinvestment of dividends in all cases.

                                    [GRAPH]

                                                                      DOW JONES AUTO
                                                THE NASDAQ           PARTS & EQUIPMENT
                                 GENTEX        STOCK MARKET        COMPANIES (EXCLUDING)
                              CORPORATION    (U.S. COMPANIES)    TIRE AND RUBBER MARKERS)
                              -----------    ----------------    ------------------------


           12/29/00              $100              $100                  $100
           01/31/01              $130              $112                  $116
           02/28/01              $131              $ 87                  $118
           03/30/01              $121              $ 75                  $114
           04/30/01              $141              $ 86                  $126
           05/31/01              $164              $ 86                  $130
           06/29/01              $146              $ 88                  $135
           07/31/01              $172              $ 82                  $148
           08/31/01              $156              $ 73                  $131
           09/28/01              $125              $ 61                  $110
           10/31/01              $125              $ 69                  $111
           11/30/01              $125              $ 79                  $126
           12/31/01              $140              $ 79                  $131
           01/31/02              $156              $ 79                  $136
           02/28/02              $159              $ 71                  $150
           03/28/02              $155              $ 75                  $157
           04/30/02              $166              $ 69                  $157
           05/31/02              $162              $ 66                  $156
           06/28/02              $144              $ 60                  $146
           07/31/02              $153              $ 54                  $130
           08/30/02              $156              $ 54                  $137
           09/30/02              $142              $ 48                  $124
           10/31/02              $154              $ 55                  $113
           11/29/02              $157              $ 61                  $122
           12/31/02              $166              $ 55                  $118
           01/31/03              $154              $ 54                  $119
           02/28/03              $141              $ 55                  $112
           03/31/03              $133              $ 55                  $105
           04/30/03              $158              $ 60                  $121
           05/30/03              $162              $ 65                  $124
           06/30/03              $160              $ 67                  $129
           07/31/03              $186              $ 71                  $138
           08/29/03              $196              $ 74                  $144
           09/30/03              $182              $ 73                  $140
           10/31/03              $205              $ 79                  $150
           11/28/03              $221              $ 80                  $154
           12/31/03              $232              $ 82                  $168
           01/30/04              $230              $ 84                  $172
           02/27/04              $215              $ 83                  $169
           03/31/04              $229              $ 81                  $166
           04/30/04              $208              $ 79                  $165
           05/28/04              $201              $ 81                  $163
           06/30/04              $210              $ 84                  $168
           07/30/04              $190              $ 77                  $164
           08/31/04              $182              $ 76                  $161
           09/30/04              $187              $ 78                  $160
           10/29/04              $176              $ 81                  $157
           11/30/04              $173              $ 86                  $169
           12/31/04              $198              $ 89                  $177
           01/31/05              $181              $ 85                  $162
           02/28/05              $182              $ 84                  $159
           03/31/05              $171              $ 82                  $145
           04/29/05              $175              $ 79                  $134
           05/31/05              $193              $ 85                  $146
           06/30/05              $196              $ 85                  $148
           07/29/05              $193              $ 90                  $160
           08/31/05              $186              $ 89                  $159
           09/30/05              $189              $ 89                  $149
           10/31/05              $205              $ 88                  $147
           11/30/05              $205              $ 92                  $146
           12/30/05              $212              $ 91                  $149

                           -------------------------

        The Company has not adopted any long-term incentive plan or any defined benefit or actuarial plan, as those terms are defined in the applicable regulations promulgated by the Securities and Exchange Commission. Neither does the Company have any contracts with its executive officers assuring them of continued employment, nor any compensatory arrangement for executives linked to a change in control of the Company.

        Directors who are employees of the Company receive no compensation for services as directors. Directors who are not employees of the Company receive a director's retainer in the amount of $9,000 per year plus $1,200 for each meeting of the Board attended and $900 for each committee meeting attended. Directors who are chairman of the Compensation and Audit Committees receive a retainer in the amount of $3,000 per year. In addition, each nonemployee person who is a director immediately following each Annual Meeting of Shareholders is entitled to receive an option to purchase 6,000 shares of the Company's common stock at a price per share equal to the fair market value on that date. Each option has a term of ten years and becomes exercisable in full six months after the date of the grant. The Company also makes Company aircraft available to directors for personal use if such use does not conflict with any business purpose for the aircraft. However, the director is required to reimburse the Company for its incremental cost for such use.

        The Company has entered into consulting agreements with John Mulder and Ken La Grand, subsequent to each gentleman's retirement in June 2002 and January 2003, respectively. During 2005, the Company paid Mr. Mulder $5,000 in consulting fees, plus reimbursement of business expenses. Mr. La Grand did not provide, and was not paid for, any consulting services or business expenses during 2005.


                     Compensation Committee Interlocks and
                 Insider Participation in Compensation Decisions

        The Compensation Committee is comprised solely of members of the Company's Board of Directors who are independent under the applicable NASDAQ listing standards. For the fiscal year ended December 31, 2005, that Committee was responsible for supervising the Company's executive compensation arrangements, including the making of decisions with respect to the award of stock-based incentives for executive officers during that year. The independent directors have approved CEO and executive officer compensation as required by applicable laws, rules and regulations.

CERTAIN TRANSACTIONS

        Since 1978, prior to the time the Company became a publicly held corporation, the Company has leased a building that previously housed its main office, manufacturing and warehouse facilities, and currently houses production operations for the Company's fire protection products. The lessor for that building is G & C Associates, a general partnership, and nearly all of the partnership interests in G & C Associates are held by persons related to Fred Bauer. The lease is a "net" lease, obligating the Company to pay all expenses for maintenance, taxes, and insurance, in addition to rent. During 2005, the rent paid to this partnership was $52,153, and the rent for the current fiscal year is the same. The Board of Directors believes that the terms of this lease are at least as favorable to the Company as could have been obtained from unrelated parties.

        Jeremy Fogg, Director of Mechanical Program Management, is the son-in-law of Fred Bauer, the Company's Chairman of the Board and Chief Executive Officer. In 2005, Jeremy Fogg earned $122,779, including profit-sharing and performance-based bonuses. Jeremy Fogg also received options to purchase 5,470 shares of Gentex common stock at an exercise price of $17.13. All of Mr. Fogg's compensation is determined under and in accordance with the Company's existing compensation plans and policies applicable to all salaried employees.

        Bruce Los, Vice President, Human Resources, is the brother-in-law of Garth Deur, the Company's Executive Vice President. In 2005, Bruce Los earned $164,243, including profit-sharing and performance-based bonuses. Bruce Los also received options to purchase 9,000 shares of Gentex common stock at an exercise price of $19.50. All of Mr. Los' compensation is determined under and in accordance with the Company's existing compensation plans and policies applicable to all salaried employees.

        Marc Keizer, Manager of Business Planning, is the son-in-law of Kenneth La Grand, a member of the Company's Board of Directors. In 2005, Marc Keizer earned $86,004, including profit-sharing and performance-based bonuses. Marc Keizer also received options to purchase 3,300 shares of Gentex common stock at an exercise price of $19.50. All of Mr. Keizer's compensation is determined under and in accordance with the Company's compensation plans and policies applicable to all salaried employees.

        The Company is highly selective, and hires new employees based upon merit. Employees may also be eligible for certain other benefits which are similarly available on no less favorable terms to other employees of the Company at the same level and pay rate. Family members of any employee are not discouraged from seeking employment.


RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS - PRINCIPAL ACCOUNTING FEES AND SERVICES

        The Audit Committee and Board of Directors have selected, and submits to shareholders for ratification, Ernst & Young LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 2006. The following fees were billed by Ernst & Young LLP, the Company's independent auditors, for the services provided to the Company during the fiscal years ended December 31:

                            2005             2004
                       ---------------------------------
Audit Fees               $182,700         $225,477

Audit-Related                   -                -
Tax Services               57,370           64,420

All Other                       -                -
                       ---------------------------------
Total                    $240,070         $289,897
                       ---------------------------------

        Audit fees include the annual audit of the Company's consolidated financial statements, the audit of internal control over financial reporting, timely quarterly reviews, foreign statutory audits and consultations concerning accounting matters associated with the annual audit. Tax services primarily include amounts billed for assistance with the calculation of the extra-territorial exclusion and consultations on other tax matters. All non-audit services were pre-approved by the Audit Committee pursuant to the Revised Audit Committee Procedures for Approval of Audit and Non-audit Services by Independent Auditors, which is attached as Appendix B to this Proxy Statement.

        Although ratification of the independent auditors by the Company's shareholders is not legally required, our Audit Committee and Board of Directors believes that submission of this matter to the shareholders follows sound business practice and is in the best interest of shareholders in the current environment. If the shareholders do not approve the selection of Ernst & Young LLP, the selection of such firm as our independent auditors will be reconsidered by the Audit Committee.

        Representatives of Ernst & Young are expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if they desire.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based upon a review of Forms 3, 4, and 5 furnished to the Company during or with respect to the preceding fiscal year and written representations from certain reporting persons, the Company is not aware of any failure by any reporting person to make timely filings of those Forms as required by Section 16(a) of the Securities Exchange Act of 1934.


SHAREHOLDER PROPOSALS

        Any proposal of a shareholder intended to be presented at the 2005 Annual Meeting of the Company must be received by the Company at its headquarters, c/o Corporate Secretary's Office, 600 North Centennial Street, Zeeland, Michigan 49464, no later than November 30, 2006, if the shareholder wishes the proposal to be included in the Company's Proxy Statement relating to that meeting. In addition, the Company's Bylaws contain certain notice and procedural requirements applicable to shareholder proposals, irrespective of whether the proposal is to be included in the Company's Proxy materials. A copy of the Company's Bylaws is filed with the Securities and Exchange Commission and can be obtained from the Public Reference Section of the Commission or the Company.

MISCELLANEOUS

        The Company's Annual Report to Shareholders, including financial statements, is being mailed to shareholders with this Proxy Statement.

        Management is not aware of any matters to be presented for action at the Annual Meeting other than as set forth in this Proxy Statement. If other business should come before the meeting, it is the intention of the persons named as Proxy holders in the accompanying Proxy to vote the shares in accordance with their judgment. Discretionary authority to do so is included in the Proxy.

        The cost of the solicitation of Proxies will be borne by the Company.
In addition to the use of the mail and e-mail, Proxies may be solicited personally or by telephone or facsimile by a few regular employees of the Company without additional compensation. The Company does not intend to pay any compensation for the solicitation of Proxies, except that brokers, nominees, custodians, and other fiduciaries will be reimbursed by the Company for their expenses in connection with sending Proxy materials to registered and beneficial owners and obtaining their Proxies.

        Shareholders are urged to promptly vote your shares either on the Internet (preferred method), via telephone, or by dating, signing, and returning the accompanying Proxy in the enclosed envelope.

                                              BY ORDER OF THE BOARD OF DIRECTORS
                                              /s/ Connie Hamblin
                                              Connie Hamblin
                                              Secretary
March 29, 2006

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


                                   Appendix A

                           [LOGO GENTEX CORPORATION]



                            AUDIT COMMITTEE CHARTER

                          Effective February 16, 2006

I.      ROLE:

        The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities for: (a) management's conduct of the Company's accounting and financial reporting processes; (b) the audits of the Company's financial statements; and (c) the Company's system of disclosure controls and internal controls regarding finance, accounting, legal compliance and ethics.

II.     MEMBERSHIP:

        A. Independence/Composition. The Audit Committee shall be comprised of not less than three (3) members of the Board of Directors. Each member of the Audit Committee shall meet independence and experience requirements of NASDAQ, the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Accordingly, the members of the Audit Committee will consist of directors:

        o None of whom has any relationship to the Company that would interfere with the exercise of his or her independent judgment as a member of the Audit Committee; and

        o All of whom, as determined by the Board of Directors in its business judgment, are financially literate and have a working familiarity with basic financial and accounting practices and at least one member of the Audit Committee shall (barring a vacancy) meet the NASDAQ standard for financial sophistication and one member shall (barring a vacancy) be an "audit committee financial expert" in compliance with the criteria established by the Commission.

        B. Appointment. The members of the Audit Committee shall be nominated and appointed annually to one year terms by the Board of Directors. The Board shall designate one member of the Audit Committee as Chair. Audit Committee members may be replaced by the Board. A member of the Audit Committee shall not simultaneously serve on the audit committees of more than two other public companies.

III.    MEETINGS:

        A. Schedule. The Audit Committee shall hold regular meetings at least quarterly each fiscal year. The meeting schedule shall include sessions with management, and the independent auditor. Each regularly scheduled meeting of the Audit Committee shall, however, conclude with an executive session of the Audit Committee, absent members of management and on such terms and conditions as the Audit Committee may elect. Special meetings of the Audit Committee may be called pursuant to any procedures established by the Audit Committee. Pre-meeting materials are expected to be distributed to Audit Committee members in sufficient time prior to meetings to permit review by members before such meetings.

        B. Minutes/Reports. The Audit Committee shall keep written minutes of its meetings, including a report of all actions taken by the Audit Committee. Such minutes shall be delivered to the Board of Directors and shall be maintained with the books and records of the Company.

IV.     RESPONSIBILITIES:

        The Company's management is responsible for preparing the Company's financial statements, and the independent auditor is responsible for auditing the Company's financial statements. Consequently, the Audit Committee's role is one of oversight and does not provide any expert assurance or certification as to the Company's financial statements or the work of the independent auditor. The independent auditor, however, is directly accountable to the Audit Committee as set forth below.

The following functions are the common recurring activities of the Audit Committee in carrying out its oversight function:

        A.     Document and Report Review

               1. Review, assess the adequacy of, and update this Charter periodically or as conditions dictate (no less often than annually).

               2. Review and discuss with management the Company's annual financial statements and any reports or other financial information submitted to the Securities and Exchange Commission or to the public, including any report issued by the independent auditor, and including matters required to be reviewed under applicable legal, regulatory, or NASDAQ requirements. In lieu of the entire Audit Committee undertaking such review and discussion, the Chair may review and discuss with management if the entire Audit Committee's involvement is not required by any applicable law, rule, or regulation.

               3. Review any management letters or other reports from the independent auditor, management's responses thereto, other communications between management and the independent auditor, and any subsequent updates on actions taken, as appropriate.

               4. Recommend to the Board of Directors whether the financial statements should be included in the Annual Report on Form 10-K.

               5. Review and discuss with management and the independent auditor the quarterly report on Form 10-Q prior to its filing, including matters required to be reviewed under applicable legal, regulatory, or NASDAQ requirements.

               6. Discuss with management earnings press releases prior to dissemination, and financial information and earnings guidance provided to analysts and rating agencies. In lieu of the entire Audit Committee undertaking such discussions, the Chair may hold such discussions with management if the entire Audit Committee's involvement is not required by any applicable law, rule, or regulation.

               7. Review management's assessment and report on the effectiveness of the Company's internal controls over financial reporting.

        B.      Independent Auditors

                1. Select and appoint, determine the compensation of and funding for, evaluate, and provide oversight of the Company's independent auditor (engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services), including the removal of the Company's independent auditor, all within the Audit Committee's sole authority. The independent auditor shall report and be accountable directly to the Audit Committee, and the Audit Committee shall oversee the resolution of any disagreements between management and the independent auditor.

                2. On an annual basis, receive from the independent auditor a formal written statement delineating, and review and discuss with the independent auditor, all relationships the auditor has with the Company (consistent with Independence Standards Board Standard 1) to determine the auditor's objectivity and independence, undertaking or recommending appropriate action to ensure and continue that independence.

                3. Implement and administer the Company's Policy Regarding the Approval of Audit and Permissible Non-Audit Services Provided by the Independent Auditor.

                4. Review the independent auditor's attestation and report on management's assessment and report on the effectiveness of the Company's internal controls over financial reporting, and hold timely discussions with the independent auditor regarding the content of that attestation and report.

                5. At least annually, obtain and review a report by the independent auditor regarding:

                        (a)     The firm's internal quality control procedures;

                        (b) Any material issues raised by the most recent internal quality-control review, peer review of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

                        (c) All relationships between the independent auditor and its related entities and the Company and its related entities (with a confirmation that in the professional judgment the auditor is independent of the Company under all applicable laws, rules, and regulations).

        C.      Financial Reporting Processes

                1. Review the integrity of the Company's financial reporting process, both internal and external, giving consideration to consultation with management and the independent auditors.

                2. Review the Company's critical accounting policies and practices, and alternative treatments, as well as consider and approve, as appropriate, major changes to the Company's accounting policies and practices or internal controls over financial reporting as suggested by the independent auditor and/or management. Discuss with the independent auditor an analysis of the auditor's judgment as to the quality of the Company's accounting policies and practices.

                3.      Review and approve all related party transactions.

                4. Establish and maintain procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls, or auditing matters, including procedures necessary to receive and respond to confidential and anonymous submissions by Company employees regarding questionable accounting or auditing matters.

         D.     Internal Audit

                1. Discuss with management and the independent auditor the necessity of an internal audit function.

                2. To the extent an internal audit function is considered necessary, to oversee the organization, objectivity, responsibilities, plans, budgets, and staffing of such a function.

        E.      Ethical and Legal Compliance

                1. Review the Company's Code of Conduct and Code of Ethics for Senior Officers to ensure that management has maintained a system to comply with expected ethical and legal requirements.

                2. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

                3. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

                4. Discuss the Company's risk assessment and risk management, any steps taken by management to control or mitigate risk exposure, as well as any audit problems or difficulties and management's response.

        F.      Other

                1. Prepare the Audit Committee report, in accordance with all applicable rules and regulations, to be included in the Company's annual proxy statement to shareholders.

                2. Perform an annual self-assessment relative to the Audit Committee's purpose, duties and responsibilities set forth in this Charter.

                3. Obtain advice and assistance from outside legal, accounting or other advisors as deemed appropriate to perform the Audit Committee's duties and responsibilities. The Audit Committee has the sole authority to retain and determine the funding for such advisors and shall be given the necessary resources to retain such advisors and to otherwise fulfill its functions as set forth in this Charter.

                4. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

V.      LIMITATIONS:

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine if the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

                      (This page intentionally left blank.)

                                   Appendix B




                           [LOGO GENTEX CORPORATION]



                            Revised Audit Committee
                 Procedures for Approval of Audit and Non-Audit
                        Services by Independent Auditors



The following procedure is adopted by the Audit Committee relating to the approval of audit and non-audit services provided by the Company's independent auditors.

        1. The Committee has reviewed and approved work to be performed by the independent auditors in the areas of tax, audit and advisory services and subcategories within each category as designated on the attached schedule.

        2. Any additional audit and non-audit work performed by the independent auditors that is not included on the attached schedule must be specifically pre-approved as follows:

                a. If the proposed independent auditors' engagement is equal to or less than $25,000, the Chairman of the Audit C ommittee must pre-approve the work and will communicate his approval to the full Audit Committee at the next regularly scheduled meeting of the Audit Committee.

                b. If the proposed independent auditors' engagement is greater than $25,000, the full Audit Committee must pre-approve the work.

        3. The independent auditors may not conduct any work that is prohibited by applicable SEC rules or regulations


Effective October 30, 2003

                                      PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The shareholder(s) signing on the reverse side hereby appoint(s) Connie Hamblin and Enoch Jen as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated herein, all of the shares of common stock of Gentex Corporation held of record by such shareholder(s) on March 17, 2006, at the Annual Meeting of Shareholders to be held on May 11, 2006, or any adjournment thereof.






                  The Board of Directors recommends a vote FOR
                               Proposals 1 and 2.

1. Election of Directors (except where marked to the contrary) for           2. Ratify the appointment of Ernst & Young LLP
a three-year term.                                                           as the Company's auditors for the fiscal year ended
                                                                             December 31,2006.

         _____ FOR   _____ WITHHELD                                               _______FOR    _______ AGAINST   ________ ABSTAIN

Nominees:  Fred Bauer, Gary Goode, J. Terry Moran

(INSTRUCTION: To withhold authority to vote for an individual                 In their discretion, the Proxies are authorized to
nominee, strike a line through the nominee's name listed above.)              vote upon such other business as may properly come
                                                                              before the meeting.


                                                                                         ______ I plan to attend the meeting.
                                                                                         ______ I do not plan to attend the meeting.








 I wish to receive only one annual report, proxy statement, prospectus or other disclosure document at the address shown on this proxy card.

                              _______YES _______ NO

                         (To be Signed on Reverse Side)


--------------------------------------------------------------------------------

When properly executed, this proxy will be voted in the manner directed by the shareholder(s). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED FOR A THREE-YEAR TERM, AND FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S AUDITORS FOR THE YEAR ENDED DECEMBER 31, 2006.


SIGNATURE         ------------------------------------------------------              DATE      -----------------------------------


SIGNATURE         ------------------------------------------------------              DATE       ----------------------------------




NOTE: Please sign as your name appears hereon. When shares are held jointly, each holder should sign. When signing for an estate, trust, or corporation, the title and capacity should be stated. Persons signing as attorney-in-fact should submit powers of attorney.